                           CERTIFICATE SPECIFICATIONS

ANNUITANT                                                         JOHN E DOE
ISSUE DATE                                                        MAY 1, 2002
CERTIFICATE                                                       01234567

ISSUE AGE AND SEX                                                 00 MALE
ANNUITY COMMENCEMENT DATE                                         MAY 1, 2067
PREMIUM INTERVAL                                                  ANNUAL
ANNUAL BILLED PREMIUM                                             $600.00

FIRST PREMIUM                                                     $600.00
FIRST PREMIUM ALLOCATION DATE                                     MAY 1, 2002
CERTIFICATE MAINTENANCE CHARGE                                    $25.00

CURRENT MORTALITY AND EXPENSE
RISK CHARGE                                                       1.25 PERCENT
GUARANTEED MINIMUM FIXED
ACCOUNT EFFECTIVE INTEREST RATE                                   3.5 PERCENT

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                *** TABLE OF WITHDRAWAL AND SURRENDER CHARGES ***

         DURING CERTIFICATE YEAR                PERCENTAGE
                  1                                  7
                  2                                  6
                  3                                  5
                  4                                  4
                  5                                  3
                  6                                  2
                  7                                  1
             8 OR LATER                              0

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                     CERTIFICATE SPECIFICATIONS - CONTINUED
                           CERTIFICATE NUMBER 01234567

                      *** VARIABLE ACCOUNT INFORMATION ***

EACH  SUBACCOUNT OF THE AAL VARIABLE  ANNUITY  ACCOUNT I CURRENTLY  INVESTS IN A
SPECIFIC  PORTFOLIO OF THE AAL VARIABLE  PRODUCT SERIES FUND,  INC. OR LB SERIES
FUND, INC.  SUBACCOUNTS OF THE VARIABLE ACCOUNT AND THE PORTFOLIOS IN WHICH THEY
INVEST ARE AS FOLLOWS:

   *** SUBACCOUNT ***                       *** PORTFOLIO ***
                                         AAL VARIABLE PRODUCT SERIES FUND, INC.

TECHNOLOGY STOCK                         AAL TECHNOLOGY STOCK
AGGRESSIVE GROWTH                        AAL AGGRESSIVE GROWTH
SMALL CAP STOCK                          AAL SMALL CAP STOCK
SMALL CAP INDEX                          AAL SMALL CAP INDEX
MID CAP STOCK                            AAL MID CAP STOCK
MID CAP INDEX                            AAL MID CAP INDEX
INTERNATIONAL                            AAL INTERNATIONAL
CAPITAL GROWTH                           AAL CAPITAL GROWTH
LARGE COMPANY INDEX                      AAL LARGE COMPANY INDEX
EQUITY INCOME                            AAL EQUITY INCOME
BALANCED                                 AAL BALANCED
HIGH YIELD BOND                          AAL HIGH YIELD BOND
BOND INDEX                               AAL BOND INDEX
MONEY MARKET                             AAL MONEY MARKET

*** SUBACCOUNT ***                         *** PORTFOLIO ***
                                         LB SERIES FUND, INC.

FTI SMALL CAP GROWTH                     FTI SMALL CAP GROWTH
OPPORTUNITY GROWTH                       OPPORTUNITY GROWTH
MFS MID CAP GROWTH                       MFS MID CAP GROWTH
MID CAP GROWTH                           MID CAP GROWTH
FI ALL CAP                               FI ALL CAP
GROWTH                                   GROWTH
MFS INVESTORS GROWTH                     MFS INVESTORS GROWTH
TRP GROWTH STOCK                         TRP GROWTH STOCK
HIGH YIELD                               HIGH YIELD
INCOME                                   INCOME
LIMITED MATURITY BOND                    LIMITED MATURITY BOND

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